UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2009

LECG CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50464	81-0569994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 POWELL STREET, SUITE 600
EMERYVILLE, CALIFORNIA	94608
(Address of principal executive offices)	(Zip Code)

(510) 985-6700

(Company’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On October 27, 2009, LECG Corporation (the “Registrant”) issued a press release announcing financial results and certain other information related to the quarter ended September 30, 2009.  A copy of the October 27, 2009 press release is attached as Exhibit 99.1 hereto.

The information in this section, including the information contained in the press release attached as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01  Other Events.

On October 27, 2009, LECG Corporation held a telephone conference call and live webcast to discuss its financial results for the quarter ended September 30, 2009 and other matters.

A recording of the conference call is available for replay by telephone through November 2, 2009, and is also available for replay through the company’s website.  A transcript of the conference call is attached hereto as Exhibit 99.2.

Important Additional Information

LECG has filed a preliminary proxy statement with the Securities and Exchange Commission and intends to file a revised proxy statement and other relevant materials in connection with the transactions. When finalized, the proxy statement will be mailed to the stockholders of LECG. Before making any voting or investment decision with respect to the transactions, investors and stockholders of LECG are urged to carefully read the final proxy statement and the other relevant materials when they become available because they will contain important information about the proposed transactions. The proxy statement and other relevant materials (when they become available), and any other documents filed by LECG with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders of LECG may obtain free copies of the proxy statement (when available) and other documents filed by LECG with the SEC from LECG’s website at www.lecg.com.

LECG and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the LECG’s stockholders in connection with the transactions. Information about LECG’s directors and executive officers is set forth in the preliminary proxy statement on Schedule 14A for LECG filed with the SEC on September 25, 2009, in the proxy statement on Schedule 14A for LECG’s 2008 Annual Meeting of Stockholders filed on April 25, 2008 and in the amended Annual Report on Form 10-K filed on April 29, 2009. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transactions will be included in the proxy statement that LECG intends to file with the SEC. Stockholders may obtain additional information regarding the direct and indirect interests of LECG and its directors and executive officers with respect to the transactions by reading the proxy statement once it is available and the other filings referred to above.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release regarding third quarter 2009 financial results and certain other information, issued by the Registrant on October 27, 2009 (furnished herewith).

99.2	Transcript of conference call hosted by LECG Corporation on October 27, 2009 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECG CORPORATION

By:	/s/ Steven R. Fife
Steven R. Fife
Chief Financial Officer

Date: October 28, 2009